Exhibit 99.1

Luna Innovations acquires OptaSense
Combination transforms Luna into a global fiber optic leader; creates a distributed fiber sensing powerhouse

•Acquisition combines two global leaders in fiber optic sensing solutions
•OptaSense’s market-leading position in distributed acoustic sensing (DAS) combined with Luna’s suite of sensing products forms the industry’s most comprehensive portfolio
•OptaSense’s diverse, blue-chip customer base aligns well with Luna’s; presents a significant opportunity for expansion of offerings into both customer groups
•Transformative acquisition allows Luna to cost-effectively establish a strong international presence and adds to its U.S. leadership position
•OptaSense allows for expansion into high-growth markets such as security and perimeter detection, smart infrastructure monitoring and oil and gas; expected to accelerate Luna’s data services and IOT strategy
•Acquisition expected to be accretive in 2021

(ROANOKE, VA, December 3, 2020) - Luna Innovations Incorporated (NASDAQ: LUNA), a global leader in advanced optical technology, today announced it has acquired OptaSense Holdings, Ltd. (“OptaSense”), a QinetiQ company (LON: QQ), for 29 million British Pounds in cash. OptaSense is a recognized market leader in fiber optic distributed monitoring solutions for pipelines, oilfield services, security, highways and railways, as well as power and utilities monitoring systems. The combination is expected to create the world’s largest fiber optic sensing company.

"The acquisition of OptaSense marks an incredibly important milestone in Luna’s history and will further support our growth trajectory," said Scott Graeff, President and Chief Executive Officer of Luna. "With the combination of Luna and OptaSense, we are bringing together businesses with strong adjacencies and a large, combined opportunity. This transaction allows Luna to acquire a leader in fiber optic sensing solutions and distributed acoustic sensing systems of a global size and scale that will truly be transformative to our company. In addition, OptaSense’s success has been driven by a world class, industry-leading technology base and a very talented team of employees. We are very excited about welcoming them to the Luna team.”

The acquisition provides Luna with important distributed acoustic sensing (DAS) intellectual property and products, which strongly complement Luna’s existing portfolio, and provides algorithm-development expertise, critical for AI and machine learning. OptaSense’s research and development talent and highly skilled salesforce, combined with more than 150 active and pending patents, will also enhance Luna’s existing experienced team and broaden its intellectual property portfolio.

Steve Wadey, QinetiQ Chief Executive Officer, said “We are delighted to announce the sale of OptaSense to Luna, who will provide greater synergies and relevant market access to enable and accelerate their future growth.”

OptaSense will become a fully owned subsidiary of Luna Innovations Incorporated, while continuing to operate under its existing brand for the foreseeable future, and OptaSense employees will remain within the company, with offices in the United Kingdom, Dubai, the United States and Canada.
B. Riley Securities served as financial advisor and Cooley LLP served as legal advisor to Luna.
Compelling Strategic Benefits
Luna expects that this transformative acquisition will:
•Provide Luna with important Distributed Acoustic Sensing (“DAS”) intellectual property, products and expertise. DAS strongly complements Luna’s existing offerings, and provides algorithm development expertise, critical for AI and machine learning.
•Bring a diverse, blue-chip customer base with limited crossover with Luna’s customer base. This represents a significant opportunity for expansion into both customer groups.
•Enhance Luna’s existing sales team and broad intellectual property portfolio through its R&D expertise and highly skilled salesforce, combined with more than 150 patents active and pending.
•Allow Luna to cost-effectively establish a strong operational presence internationally, building upon its already strong international customer base and sales capability.
•Rapidly generate expansion opportunities into high-growth markets such as security and perimeter detection, smart infrastructure monitoring and oil and gas,
•Realize efficiencies and leverage the combination of OptaSense and Luna to grow rapidly Luna’s operations, customer base, offerings, and financial profile.

Transaction Terms and Financing
Luna is acquiring OptaSense for £29 million, which required approximately $40 million in cash. The transaction was funded using roughly $20 million of Luna’s existing cash and $20 million in debt (the source for which is discussed in a separate press release issued this morning).

2020 Full-Year Outlook
Luna is reaffirming its full-year 2020 guidance:
•Total revenues of $81M to $83M
•Adjusted EBITDA of $10M to $12M

The company expects to provide an additional outlook as well as additional qualitative detail on its fourth quarter and year-end 2020 earnings call, the date for which will be announced early next year.

Non-GAAP Financial Measures
In evaluating the operating performance of its business, Luna’s management considers Adjusted EBITDA, which excludes certain charges and credits that are required by GAAP. Adjusted EBITDA provide[s] useful information to both management and investors by excluding the effect of certain non-cash expenses and items that Luna believes may not be indicative of its operating performance, because either they are unusual and Luna does not expect them to recur in the ordinary course of its business, or they are unrelated to the ongoing operation of the business in the ordinary course. Adjusted EBITDA should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results.

Conference Call Information
Luna will conduct an investor conference call at 9:00 a.m. ET today to discuss the transaction. The investor conference call will be available via live webcast on the Luna website at www.lunainc.com under the tab “Investor Relations.” To participate by telephone, the domestic dial-in number is 844.578.9643 and the international dial-in number is 270.823.1522. The participant access code is 4458877. Investors are advised to dial in at least five minutes prior to the call to register. The webcast will be archived on the company’s website under “Webcasts and Presentations” for 30 days following the conference call.

About Luna
Luna Innovations Incorporated (www.lunainc.com) is a leader in optical technology, providing unique capabilities in high-performance, fiber optic-based, test products for the telecommunications industry and distributed fiber optic-based sensing for the aerospace and automotive industries. Luna is organized into two business segments, which work closely together to turn ideas into products: a Lightwave segment and a Luna Labs segment. Luna’s business model is designed to accelerate the process of bringing new and innovative technologies to market.

About QinetiQ
QinetiQ is a leading science and engineering company operating primarily in the defense, security and critical infrastructure markets. We work in partnership with our customers to solve real world problems through innovative solutions delivering operational and competitive advantage. Visit our website www.QinetiQ.com. Follow us on LinkedIn and Twitter @QinetiQ. Visit our blog www.QinetiQ-blogs.com.

Forward-Looking Statements
The statements in this release that are not historical facts constitute “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include Luna's expectations regarding its projected 2020 financial results and outlook, the integration of OptaSense’s employees, intellectual property and offerings, and the expected benefits of the acquisition, including the acquisition being accretive to Luna’s non-GAAP EPS in 2021 and increasingly accretive thereafter, the ability to expand offerings to Luna’s and OptaSense’s customer groups, the ability to establish a strong international presence, and the ability to expand into additional high-growth markets, the continuation of trends such as 5G, lightweighting and infrastructure monitoring, the potential impacts of the COVID-19 pandemic on its business, operations and financial results, and growth potential. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of Luna may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, uncertainties regarding integration of the companies’ respective employee bases, offerings and business operations, potential adverse reactions or uncertainties regarding the acquisition among the companies’ customers, potential unknown liabilities and unforeseen expenses associated with the acquisition, potential performance shortfalls as a result of the diversion of management’s attention caused by completing the acquisition and integrating the companies’ operations, failure of demand for Luna's products and services to meet expectations, failure of target market to grow and expand, technological and strategic challenges, uncertainties related to the ultimate impact of the COVID-19 pandemic and those risks and uncertainties set forth in Luna’s Form 10-Q for the three and nine months ended September 30, 2020, and Luna's other periodic reports and filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on Luna’s website at www.lunainc.com. The statements made in this release are based on information available to Luna as of the date of this release and Luna undertakes no obligation to update any of the forward-looking statements after the date of this release.

Investor Contact:
Allison Woody
Phone: 540-769-8465
Email: IR@lunainc.com